Exhibit 99.3

Q3 2026 EARNINGS REPORT November 5, 2026 NOVEMBER 5, 2026 Eversource Energy Q3 2026 Earnings Report Exhibit 99.3

EVERSOURCE Q3 2026 EARNINGS REPORT November 5, 2026

Safe Harbor Statement

All per-share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The earnings discussion includes financial measures that are not recognized under generally accepted accounting principles (non-GAAP) referencing earnings and EPS excluding a 2026 charge on the sale of the Aquarion water distribution business, 2026 and 2025 charges associated with increasing the offshore wind contingent liability, and a 2026 charge related to the March 2026 FERC decision in the FERC base ROE complaints. EPS by business is also a non-GAAP financial measure and is calculated by dividing the Net Income Attributable to Common Shareholders of each business by the weighted average diluted Eversource Energy common shares outstanding for the period. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities of such business, but rather represent a direct interest in Eversource Energy's assets and liabilities as a whole. Eversource Energy uses these non-GAAP financial measures to evaluate and provide details of earnings results by business and to more fully compare and explain results without including these items. This information is among the primary indicators management uses as a basis for evaluating performance and planning and forecasting of future periods. Management believes the charge on the sale of the Aquarion water distribution business, the charges associated with increasing our offshore wind contingent liability, and the charge related to the March 2026 FERC decision in the FERC base ROE complaints are not indicative of Eversource Energy's ongoing costs and performance. Management views these charges as not directly related to the ongoing operations of the business and therefore not indicators of baseline operating performance. Due to the nature and significance of the effect of these items on Net Income Attributable to Common Shareholders and EPS, management believes that the non-GAAP presentation is a more meaningful representation of Eversource Energy's financial performance and provides additional and useful information to readers of this presentation in analyzing historical and future performance of the business. These non-GAAP financial measures should not be considered as alternatives to reported Net Income Attributable to Common Shareholders or EPS determined in accordance with GAAP as indicators of Eversource Energy's operating performance.

Eversource Energy does not provide a reconciliation of guidance from non-GAAP recurring earnings or non-GAAP recurring EPS to the most directly comparable GAAP measures because it is not able to predict with reasonable certainty the amount or nature of all items that will be included in Net Income Attributable to Common Shareholders or EPS for the year ending December 31, 2026. These items are uncertain, depend on many factors and could have a material impact on Net Income Attributable to Common Shareholders and EPS for the year ending December 31, 2026, and therefore cannot be made available without unreasonable effort.

Eversource Energy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of U. S. federal securities laws. Readers can generally identify these forward-looking statements through the use of words or phrases such as "estimate," "expect," "pending," "anticipate," "intend," "plan," "project," "believe," "forecast," "would," "should," "could" and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Forward-looking statements are based on the current expectations, estimates, assumptions or projections of management and are not guarantees of future performance. These expectations, estimates, assumptions or projections may vary materially from actual results. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause actual results or outcomes to differ materially from those contained in forward-looking statements, including, but not limited to cyber events or breaches, including acts of war or terrorism, affecting our systems or the systems of third parties on which we rely; unauthorized access to, and the misappropriation of, confidential and proprietary Company, customer, employee, financial or system operating information; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; changes in laws, regulations, Presidential executive orders or regulatory policy, including compliance with laws and regulations, which may impact the cost of compliance and strategic initiatives of the Company; adverse publicity, which can harm our reputation, influence legislative and regulatory bodies, and result in unfavorable outcomes; variability in the costs and final investment returns of the Revolution Wind and South Fork Wind offshore wind projects as it relates to the purchase price post-closing adjustment under the terms of the sale agreement for these projects; the ability to qualify for investment tax credits; extreme weather, including severe storms, due to the impacts of climate change, and fluctuations in weather patterns; physical attacks or grid disturbances that may damage and disrupt our electric transmission and electric and natural gas distribution systems; ability or inability to commence and complete our major strategic development projects and opportunities; breakdown, failure of, or damage to operating equipment, information technology systems, or processes of our transmission and distribution systems; changes in levels or timing of capital expenditures, including unplanned expenditures and increased capital expenditure requirements; changes in business conditions, which could include disruptive technology or development of alternative energy sources related to our current or future business model; substandard performance of third-party suppliers and service providers, or counterparties not meeting their obligations; limits on our access to, or increases in, the cost of capital, including disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; changes in economic conditions, including impact on interest rates, tax policies, tariffs and customer demand and payment ability; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors.

Other risk factors are detailed in Eversource Energy's reports filed with the Securities and Exchange Commission (SEC). They are updated as necessary and available on Eversource Energy's website at investors.eversource.com and on the SEC's website at www.sec.gov, and management encourages you to consult such disclosures.

All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy's actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements, as each speaks only as of the date on which such statement is made, and, except as required by federal securities laws, Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

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Q3 2026 EARNINGS REPORT November 5, 2026 Agenda Business Update ▪ Key Strategic Priorities ▪ Recent Highlights 2 Joe Nolan Chairman, President & CEO Financial Update ▪ Q3 2026 Financial Results ▪ Regulatory Update ▪ Balance Sheet Progress ▪ Guidance Revision John Moreira EVP, CFO & Treasurer

Q3 2026 EARNINGS REPORT November 5, 2026 Q3 2026 EARNINGS REPORT 3 CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER Joe Nolan Business Update

Q3 2026 EARNINGS REPORT November 5, 2026 Aligned with our mission to provide reliable, resilient and affordable service for customers, while delivering shareholder value Our Key Strategic Priorities for 2026 Long - term EPS growth target of between 5% and 7% expected to be supported by constructive regulatory and strategic financing outcomes in 2026 and beyond Execute on Capital Investment Plan Maintain Balance Sheet Strength Deliver Top - Tier Performance Robust capital investment plan of $26.5 billion through 2030 that is focused on load growth and reliability, with incremental opportunities of $1.7 billion Meaningful progress made on FFO/Debt. Maintaining levels well above downgrade thresholds Maintain high reliability, enhance customer experience and ensure the safety of our workforce Engage with Regulators Actively pursue constructive engagement with regulators and stakeholders to help shape future of energy in our region while balancing affordability Support Sustainable Long - Term Growth 4

Q3 2026 EARNINGS REPORT November 5, 2026 Recent Highlights Recurring EPS of $0.92; in line with guidance Revolution Wind Update FERC ROE & Refund; line of sight into timing CL&P Rate Case progress continues Massachusetts AMI > 500K meters installed Transmission project TIDE selected for ISO - NE LTTP Eversource wins DREAM grid modernization DOE grant Named one of America’s Best Companies by TIME 5

Q3 2026 EARNINGS REPORT November 5, 2026 Q3 2026 EARNINGS REPORT 6 EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER & TREASURER John Moreira Financial Update

Q3 2026 EARNINGS REPORT November 5, 2026 Third Quarter and Nine Months 2026 Financial Results 7 Change 9M 2025 9M 2026 Change 3Q 2025 3Q 2026 $(0.03) $1.60 $1.57 $(0.02) $0.50 $0.48 Electric Transmission (Non - GAAP) (0.03) 1.55 1.52 (0.07) 0.60 0.53 Electric Distribution 0.11 0.64 0.75 (0.06) (0.05) (0.11) Natural Gas Distribution (0.05) 0.10 0.05 (0.05) 0.05 0.00 Water Distribution (Non - GAAP) (0.12) (0.25) (0.37) (0.07) 0.09 0.02 Parent & Other (Non - GAAP) $(0.12) $3.64 $3.52 $(0.27) $1.19 $0.92 EPS (Non - GAAP) (0.65) (0.20) (0.85) 0.20 (0.20) 0.00 Aquarion, Offshore Wind, and FERC ROE Refund* $(0.77) $3.44 $2.67 $(0.07) $0.99 $0.92 Reported EPS (GAAP) * FERC ROE Refund Q1 Charge reflects refunds associated with the 15 - month first complaint period, including interest

Q3 2026 EARNINGS REPORT November 5, 2026 CL&P Rate Case – Powering Connecticut’s Future With a Focus on Affordability 8 System Investments Annual Storm Restoration Vegetation Management O&M Income Taxes Revenue Increases $451M Total Revenue Deficiency $300M (66% of request) $79M (17% of request) $52M (12% of request) $31M (7% of request) - $11M ( - 2% of request) Revenue Deficiency $ In Millions PURA 26 - 05 - 10 Exhibit CLP - ELP - 1

Q3 2026 EARNINGS REPORT November 5, 2026 CL&P Rate Case – Disciplined Cost Control that Addresses Affordability 9 $50M actual O&M increase based on 2025 TY If O&M had grown at the rate of inflation, the 2025 TY increase would have been $100M 2016 Test Year (TY) O&M was $318M $ In Millions PURA 26 - 05 - 10 Exhibit CLP - ELP - 1 Revenue Deficiency

Q3 2026 EARNINGS REPORT November 5, 2026 FERC ROE Update Section 206 Refund Appeal Section 205 Prospective ROE Decision - Section 205 filed April 30 th - Requesting 11.39% ROE - FERC responded June 29 th , established process - Briefs filed Aug 28 th and September 28 th - Awaiting FERC decision with an ROE expected to be “Just and Reasonable” - New rate effective November 30 th - FERC refund due date: May 2027 - March decision dismissed complaints 2, 3 and 4 - Appeal filed with D.C. Circuit Court ▪ FERC ordered refund >15 months allowed by FPA ▪ Failed to find 11.14% or 10.57% was unjust and unreasonable until March 2026 ▪ FERC denied transmission owners due process ▪ FERC set a 9.57% ROE in an unconstitutionally low range - Court expedited appeal schedule but denied motion for stay 10

Q3 2026 EARNINGS REPORT November 5, 2026 FFO to Debt Enhancement Strategy Results S&P Moody’s 14.2% 15.4% December 2025 September 2026 14.5% 16.1% December 2025 September 2026 340 Bps of Credit Cushion (12% Downgrade Threshold) 310 Bps of Credit Cushion (13% Downgrade Threshold) 11 Projected 2026 - 2030 FFO to Debt: 100 Bps above S&P and Moody’s downgrade thresholds each year Eversource and subsidiaries now on Stable Outlook at all three rating agencies

Q3 2026 EARNINGS REPORT November 5, 2026 $1,328 $1,209 $1,275 $1,360 $1,492 $1,507 $1,608 $1,871 $2,009 $2,291 $2,278 $2,180 $2,197 $2,296 $1,023 $975 $1,247 $1,320 $1,404 $1,456 $1,376 $260 $241 $259 $217 $276 $219 $256 $4,482 $4,434 $5,072 $5,175 $5,352 $5,379 $5,536 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 2024A 2025A 2026E 2027E 2028E 2029E 2030E Transmission Electric Distribution Natural Gas Distribution IT and Facilities $ In Millions $26.5 BILLION 2026 - 2030 * 2026 – 2030 Projected Capital Infrastructure Investments 12 Represents $2.3 billion increase as compared to prior five - year forecast Potential incremental investments during and beyond this forecast period: $1 Billion CT AMI * The capital expenditure plan for 2026 to 2030 excludes projected investments for Aquarion due to the June 30, 2026 sale. Approved incremental investments during and beyond this forecast period: $700 Million TIDE (~$400m 2027 - 30)

Q3 2026 EARNINGS REPORT November 5, 2026 Key 2026 Earnings Drivers 2026 Non - GAAP EPS Guidance Narrowed $4.62 to $4.70* ▪ Transmission capital investments ▪ Base rate changes in CT, MA and NH ▪ Capital recovery mechanisms ▪ Controlled operations and maintenance expenses 13 ▪ Higher depreciation and property taxes ▪ Higher interest expense ▪ Higher effective tax rate ▪ Aquarion and FERC ROE impacts *ES updated its non - GAAP EPS guidance on March 31, 2026 to $4.52 to $4.72

Q3 2026 EARNINGS REPORT November 5, 2026 Solid Foundation for Future Growth 14 Aquarion Water Sale $1.7 Billion in proceeds CL&P Rate Case Rates Effective July 2027 CL&P & PSNH Storm Cost Securitization Mid - 2027 / Early 2028; Cash used for debt reduction Revolution Wind Project completion derisks business profile ISO - NE TIDE Project $700M investment; Construction 2029 - 2032 Credit Ratings All rating agency outlooks “stable” FERC ROE New rate 11/30; Refund appeal underway CT AMI $1 Billion potential investment

Q3 2026 EARNINGS REPORT November 5, 2026 Q & A 15

Q3 2026 EARNINGS REPORT November 5, 2026 Appendix 16

Q3 2026 EARNINGS REPORT November 5, 2026 Eversource - A Pure Play Regulated Utility & the Largest in the New England Region 17 4.4M CUSTOMERS 3.5M Electric, 897K Gas (Excluding Water) 59.9K DISTRIBUTION MILES 19K Underground Lines 4.5K TRANSMISSION MILES $25B CURRENT MARKET CAPITALIZATION As of December 31, 2025 $34B 2025 RATE BASE (Excluding Water) $64B TOTAL ASSETS As of December 31, 2025 10,730 EMPLOYEES As of YE 2025 66.0 SYSTEM AVG MIN INTERRUPTION DURATION (SAIDI) 2025 21.0 AVG MONTHS BETWEEN INTERRUPTIONS (MBI) 2025

Q3 2026 EARNINGS REPORT November 5, 2026 $2.96 $3.11 $3.25 $3.45 $3.64 $3.86 $4.09 $4.34 $4.57 $4.76 $4.62 - $4.70 2016A 2017A 2018A 2019A* 2020A* 2021A* 2022A* 2023A* 2024A* 2025A* 2026E* 2027E 2028E 2029E 2030E * Reflects non - GAAP results, excludes nonrecurring charges 18 Proven Track Record of Earnings and Dividend Performance $2.55 DPS $2.70 DPS $2.86 DPS $3.01 DPS $2.41 DPS $2.27 DPS $2.14 DPS $2.02 DPS $1.90 DPS $1.78 DPS EPS EPS EPS EPS EPS EPS EPS EPS EPS EPS EPS

Q3 2026 EARNINGS REPORT November 5, 2026 2026 & 2027 Parent Debt and Equity Issuances and Maturities 19 Equity Issuances New Shares ▪ At - The - Market Program for $1.2 billion issued 7.1 million shares in 2025 with net proceeds of approximately $ 465 million ▪ Through September 2026, an additional 0.3 million shares were issued with net proceeds of approximately $20 million Treasury Shares ▪ Dividend reinvestment, employee equity programs continue with approximately 1.2 million shares issued through September 2026 2026 DEBT MATURITIES Maturity Size/Coupon Company Mar 15, 2026 $250M @ 3.35% Parent May 15, 2026 $450M @ 4.75% Parent Aug 15, 2026 $300M @ 1.40% Parent 19 2026 JUNIOR SUBORDINATED NOTES ISSUANCES Maturity Size/Coupon Company Aug 15, 2056 $750M @ 6.10% Parent Aug 15, 2056 $750M @ 6.35% Parent 2027 DEBT MATURITIES Maturity Size/Coupon Company Jan 1, 2027 $350M @ 5.00% Parent Mar 1, 2027 $650M @ 2.90% Parent Jul 1, 2027 $600M @ 4.60% Parent

Q3 2026 EARNINGS REPORT November 5, 2026 Procedural Background: FERC’s ISO - NE Transmission ROE Decision Procedural Timeline ▪ In March 2026, FERC finally issued a decision related to complaints against the ISO - NE transmission owners ‒ Decision resulted in a reduction of the authorized base ROE to 9.57% ‒ FERC argued that the previously approved ROE of 11.14% was “unjust and unreasonable” ‒ FERC ordered refunds from 2011 to 2026 for the ROE differential between the billed 10.57% and replacement 9.57% base ROE ▪ Eversource and other transmission owners have filed multiple motions against this order ‒ Re fund extension granted through May 2027 ‒ Motion for stay at the D.C. Circuit Court (Denied) ‒ Section 205 filing for new base ROE of 11.39% ‒ Appeal pending with D.C. Circuit Court 20 ISO - NE Open Access Transmission Tariff (ROE) 11.14% 10.57% 9.57% 11.39% Initial Tariff (2006) FERC Decision (2014) FERC Decision (2026) Section 205 Filing (2026) 2006: FERC approves transmission tariff that established a base ROE of 11.14% 2011: Initial challenge to the transmission base ROE 2014: FERC established a new base ROE of 10.57% 2017: U.S. Court of Appeals vacated FERC’s base ROE of 10.57% 2026: FERC ordered 9.57% base ROE; Section 205 filed 15 - Year Period 22 FERC Commissioners; 13 FERC Chairs; Nominated by 5 Administrations

Q3 2026 EARNINGS REPORT November 5, 2026 Named as one of America’s Climate Leaders by USA TODAY and Statista for the 3 rd year in a row. Ranked #1 among energy companies and utilities nationwide for the highest core emissions reduction year - over - year. For the 7th year in a row Eversource was recognized in Newsweek’s list of America’s Most Responsible Companies based on our corporate social sustainability performance and reputation. Eversource was recognized in Newsweek’s list of the Most Trustworthy Companies In America for companies that demonstrate leadership in ethical business practices and have built strong trust among stakeholders. Included as a constituent of the FTSE4Good Index Series, designed to identify companies that demonstrate strong environmental, social and governance practices measured against globally recognized standards. 21 Eversource Recognition Named one of the nation’s top veteran employers by VETS Indexes for the third year in a row. This year, we were honored with VETS Indexes’ prestigious 5 Star Employer Award – the highest award level offered by the organization. The TIME America’s Best Companies 2026 ranking identifies top - performing U.S. companies using a data - driven evaluation across employee satisfaction, financial strength, and ESG transparency.